SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange act 1934

February 4, 2005
(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

OHIO (State or other jurisdiction of incorporation or organization)	033-79130 (Commission File Number)	34-1771400 (I.R.S. Employer Identification No.)

614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657
(Address of principal executive offices)

(330) 868-7701
(Issuer’s telephone number)

N/A
(Former name of former address, if changes since last report)

Item 2.02 Results of Operations and Financial Condition
SIGNATURES
Exhibit 99.1 Press Release

Item 2.02 Results of Operations and Financial Condition

c. Exhibit 99.1 Press Release dated February 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp Inc.
Date: February 4, 2005	/s/ Steven L. Muckley
Steven L. Muckley, President & Chief Executive Officer